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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 31, 1997, included in ValueVision International, Inc.'s Form 10-K for the year ended January 31, 1997, and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 12, 1998